ASSIGNMENT OF
OIL AND GAS PIPELINES AND EASEMENTS
CLAY COUNTY, KENTUCKY

Whereas A.D.I.D CORPORATION, a Kentucky Corporation, with its mailing address being P.O. Box 337, Emlyn, Kentucky 40730, hereinafter referred to as "ASSIGNOR", and AMERICAN RESOURCE MANAGEMENT, INC., a Wyoming Corporation with its mailing address being P.O. Box 1263, London, Kentucky 40742, hereinafter referred to as "ASSIGNEE".
For and in consideration of Ten Dollars ($10:00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, A.D.I.D CORPORATION ("ASSIGNOR") hereby warrant, sell, assign, transfer, set over, and convey unto AMERICAN RESOURCE MANAGEMENT, INC. ("ASSIGNEE") all of its right, title, and interest, representing a One Hundred Percent (100%) ownership in the following assignments of pipelines, compressor stations, right of ways and easements, located in Clay County, Kentucky:

1. Margaret Feltner Reep Lease and Easement, dated June 28, 2006, and recorded in Lease Book 90 , Page 236, of the Clay County Court Clerk's Office, including approximately thirty four thousand feet (34,000') of 2" natural gas pipeline and sixty thousand feet (60,000) of 4" natural gas pipeline, more specifically described in Exhibit "A" attached hereto and made a part hereof. Includes all right of ways, easements, compressor stations, sales tap to Somerset Utility, meters, drips, scrubbers, or any other related equipment associated with or appurtenant to the pipelines.

The "ASSIGNOR" hereby warrants to "ASSIGNEE" that its interest being assigned by this instrument is unencumbered, that it has lawful authority to transfer respective interest, and that "ASSIGNOR" will defend title to the interest being assigned against all persons claiming by, through, or under any assignor.

In witness whereof, this Assignment is made and entered into this 1st day of August, 2009, and effective as of August 1, 2009.

A.D.I.D CORPORATION, a Kentucky Corporation, "ASSIGNOR""

By:	/s/ Marshall E. Holbrook
Marshall E. Holbrook, President

American Resource Management, Inc.' a Wyoming Corporation, "ASSIGNEE"

By:	/s/ Mark E. Holbrook
Mark E. Holbrook, President

Assignment of Oil and Gas Pipelines
and easements, Clay County Kentucky
Dated: August 1, 2009

STATE OF KENTUCKY
COUNTY OF WHITLEY

I, Shelby L Adkins, Notary Public in and for the above State and County do hereby certify that the foregoing document was this 1st day of August, 2009, produced before me and acknowledged by Marshall E. Holbrook, as President of A.D.I.D CORPORATION, to be his own act and deed and the act and deed of said Corporation.

My commission will expire 6-16-2013     /s/ Shelby Atkins, Notary Public

STATE OF KENTUCKY
COUNTY OF WHITLEY

I, Shelby L Adkins, Notary Public in and for the above State and County do hereby certify that the foregoing document was this 1st day of August, 2009, produced before me and acknowledged by Mark E. Holbrook, as President of AMERICAN RESOURCE MANAGEMENT, INC., to be his own act and deed and the act and deed of said Corporation.

My commission will expire 6-16-2013     /s/ Shelby Atkins, Notary Public

Raccoon Mountain Pipelins
Exhibit A

Raccoon Mountain Pipeline
Exhibit "A"

-83.951588
37.216294
-83.954818
37.213587
-83.943041
37.200239
-83.937009
37.184196
83.931997
37.180950
-83.944518
37.173787
-83.928520
37.171906
-83.961307
37.160703
-83.951293
37.164136
LEGEND
Compressor Station
2" Plastic Pipeline
4" Plastic Pipeline
4" Steel Pipeline

0 2,000 4,000 8,000
Feet

Filed on:11/30/2010 11:04:44 AM
Book: LEASE Number: 93
Page: 154
Freddy Thompson ,Clay County
DC: